Exhibit 10.7

Daxin Wealth Investment Management (Shanghai) Co., Ltd.	Consent Letter

To:

Board of Directors of Sentage Holdings Inc. and Sentage Hongkong Limited

Shanghai Santeng Technology Co., Ltd. (the “WFOE”)

Daxin Wealth Investment Management (Shanghai) Co., Ltd. (“Daxin Wealth”)

CONSENT LETTER

I, LI Jianxiu, a citizen of the People’s Republic of China (the “PRC”) (PRC Identification No.: 370221195306140022), am the lawful spouse of LU Yongxiang (a PRC citizen with PRC Identification No.: 370206195007272814, and hereinafter referred to as “my spouse”). I hereby acknowledge that I am aware of, and unconditionally and irrevocably consent to, the execution of the following documents by Daxin Wealth in which my spouse directly owns equity interest, and agree that Daxin Wealth may dispose of the equities owned by my spouse and any interests attached thereto in accordance with the provisions of the Controlling Agreements (as defined below):

(1)	the Exclusive Business Cooperation Agreement to be executed by and between the WFOE and Daxin Wealth on March 9, 2020;

(2)	the Exclusive Purchase Option Agreement to be executed by and among my spouse, the WFOE and Daxin Wealth on March 9, 2020;

(3)	the Equity Pledge Agreement to be executed by and among my spouse, the WFOE and Daxin Wealth on March 9, 2020;

(4)	the Loan Contract to be executed by and between my spouse and the WFOE on March 9, 2020;

(5)	the Power of Attorney to be issued by my spouse to the WFOE on March 9, 2020; and

(6)	any modification, amendment and/or supplementary agreement to be subsequently executed by the relevant parties from time to time in connection with the documents set forth in above sections (1) to (5) (the documents described in above sections (1) to (6) are collectively referred to as the “Controlling Documents”).

I hereby:

(1)	acknowledge and confirm that the equity interests held by my spouse in Daxin Wealth now and in the future and any interests attached thereto are my spouse’s personal property and do not constitute our communal property, that I do not own and is unable to control such property or interest, and that my spouse has the right to dispose of such equities and any interests attached thereto at his sole discretion. Such relevant equities and any interests attached thereto will be disposed in accordance with the Controlling Documents to be signed by my spouse. I confirm that I will, at all times, offer full cooperation for the performance of the Controlling Documents;

Daxin Wealth Investment Management (Shanghai) Co., Ltd.	Consent Letter

(2)	unconditionally and irrevocably waive any rights or interests to/in such equities and corresponding assets thereof which may be granted to me under any applicable laws, undertake that I will not make any claim in respect of such equities and their corresponding assets (including a claim that such equities and assets corresponding thereto constitute the communal property jointly owned by me and my spouse, and a claim, on basis of the foresaid claim, for the direct or indirect participation in the daily operation, management and voting affairs of Daxin Wealth, or other form of influence on my spouse’s decisions in relation to such equities and attached interests). I have never actually participated in the operation, management or other voting matters of Daxin Wealth and have no intention to do so in the future;

(3)	acknowledge that my spouse is entitled to own and perform his rights and obligations under the Controlling Documents through Daxin Wealth at his sole discretion, and that neither my spouse’s performance, further amendment or termination of the Controlling Documents through Daxin Wealth nor his execution of any other documents in substitution for any of the Controlling Documents shall require my further authorization or consent;

(4)	undertake that I will execute all necessary documents and take all necessary actions to ensure the due performance of the Controlling Documents (as amended from time to time);

(5)	agree and undertake that I will not conduct any act that conflicts with this Consent Letter or the arrangements under the Controlling Documents at any time. In the event that I obtain any equities of Daxin Wealth and any interests attached thereto for any reason, then: I shall be bound by the Controlling Documents (as amended from time to time) and comply with my obligations as a shareholder of Daxin Wealth under the Controlling Documents (as amended from time to time); and, for such purpose, I shall, upon DDD’s request, execute a series of written documents in substantially the same form and substance as that of the Controlling Documents (as amended from time to time); and

(6)	further acknowledge, undertake and warrant that my spouse shall, in any circumstances, (including but not limited to a divorce between me and my spouse), have the right to dispose of the equity interests which he owns in Daxin Wealth and the assets corresponding thereto at his sole discretion, and that I will not take any action that may affect or interfere with my spouse’s performance of his obligations under the Controlling Documents (including a claim for any equities of Daxin Wealth or any rights which are obtained through controlling contractual arrangement).

In the event of any dispute arising from the implementation hereof or in connection with this Consent Letter, either I or any party having interest herein may submit the dispute to Shanghai International Economic and Trade Arbitration Commission for arbitration in Shanghai in accordance with its arbitration procedures and rules then in effect. The arbitration tribunal shall consist of three arbitrators who shall be appointed in accordance with the arbitration rules. The claimant and the respondent shall respectively appoint one arbitrator, and the third arbitrator shall be appointed by the first two arbitrators through negotiations. The arbitration proceedings shall be conducted in Chinese in a confidential manner. The arbitration award shall be final and binding upon the parties thereto. In appropriate circumstances, the arbitration tribunal or arbitrators may award remedial measures in respect of the equities of Daxin Wealth in accordance with applicable PRC laws, including restriction on conduct of business, restriction or prohibition of transfer or sale of equities or assets, or a proposal on the liquidation of relevant party. In addition, in the course of forming the tribunal, this Consent Letter shall continue to be valid except for the part which is disputed by either the interested party or me and subject to arbitration.

(THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK)

Daxin Wealth Investment Management (Shanghai) Co., Ltd.	Consent Letter

(Signature Page of the Consent Letter)

Signature: LI Jianxiu

Signed on this 9th day of March, 2020

Daxin Wealth Investment Management (Shanghai) Co., Ltd.	Consent Letter

(Signature Page of the Consent Letter)

Signature: LU Yongxiang

Signed on this 9th day of March, 2020

Daxin Wealth Investment Management (Shanghai) Co., Ltd.	Consent Letter

(Signature Page of the Consent Letter)

Daxin Wealth Investment Management (Shanghai) Co., Ltd. (official seal)

Signature:	LU Yongxiang
Its Legal or Authorized Representative

Signed on this 9th day of March, 2020

Daxin Wealth Investment Management (Shanghai) Co., Ltd.	Consent Letter

To:

Board of Directors of Sentage Holdings Inc. and Sentage Hongkong Limited

Shanghai Santeng Technology Co., Ltd. (the “WFOE”)

Daxin Wealth Investment Management (Shanghai) Co., Ltd. (“Daxin Wealth”)

CONSENT LETTER

I, GUO Yiheng, a citizen of the People’s Republic of China (the “PRC”) (PRC Identification No.: 320502198307020534), am the lawful spouse of LU Qiaoling (a PRC citizen with PRC Identification No.: 370206198001304022, and hereinafter referred to as “my spouse”). I hereby acknowledge that I am aware of, and unconditionally and irrevocably consent to, the execution of the following documents by Daxin Wealth in which my spouse directly owns equity interest, and agree that Daxin Wealth may dispose of the equities owned by my spouse and any interests attached thereto in accordance with the provisions of the Controlling Agreements (as defined below):

(7)	the Exclusive Business Cooperation Agreement to be executed by and between the WFOE and Daxin Wealth on March 9, 2020;

(8)	the Exclusive Purchase Option Agreement to be executed by and among my spouse, the WFOE and Daxin Wealth on March 9, 2020;

(9)	the Equity Pledge Agreement to be executed by and among my spouse, the WFOE and Daxin Wealth on March 9, 2020;

(10)	the Loan Contract to be executed by and between my spouse and the WFOE on March 9, 2020;

(11)	the Power of Attorney to be issued by my spouse to the WFOE on March 9, 2020; and

(12)	any modification, amendment and/or supplementary agreement to be subsequently executed by the relevant parties from time to time in connection with the documents set forth in above sections (1) to (5) (the documents described in above sections (1) to (6) are collectively referred to as the “Controlling Documents”).

I hereby:

(7)	acknowledge and confirm that the equity interests held by my spouse in Daxin Wealth now and in the future and any interests attached thereto are my spouse’s personal property and do not constitute our communal property, that I do not own and is unable to control such property or interest, and that my spouse has the right to dispose of such equities and any interests attached thereto at her sole discretion. Such relevant equities and any interests attached thereto will be disposed in accordance with the Controlling Documents to be signed by my spouse. I confirm that I will, at all times, offer full cooperation for the performance of the Controlling Documents;

Daxin Wealth Investment Management (Shanghai) Co., Ltd.	Consent Letter

(8)	unconditionally and irrevocably waive any rights or interests to/in such equities and corresponding assets thereof which may be granted to me under any applicable laws, undertake that I will not make any claim in respect of such equities and their corresponding assets (including a claim that such equities and assets corresponding thereto constitute the communal property jointly owned by me and my spouse, and a claim, on basis of the foresaid claim, for the direct or indirect participation in the daily operation, management and voting affairs of Daxin Wealth, or other form of influence on my spouse’s decisions in relation to such equities and attached interests). I have never actually participated in the operation, management or other voting matters of Daxin Wealth and have no intention to do so in the future;

(9)	acknowledge that my spouse is entitled to own and perform her rights and obligations under the Controlling Documents through Daxin Wealth at her sole discretion, and that neither my spouse’s performance, further amendment or termination of the Controlling Documents through Daxin Wealth nor her execution of any other documents in substitution for any of the Controlling Documents shall require my further authorization or consent;

(10)	undertake that I will execute all necessary documents and take all necessary actions to ensure the due performance of the Controlling Documents (as amended from time to time);

(11)	agree and undertake that I will not conduct any act that conflicts with this Consent Letter or the arrangements under the Controlling Documents at any time. In the event that I obtain any equities of Daxin Wealth and any interests attached thereto for any reason, then: I shall be bound by the Controlling Documents (as amended from time to time) and comply with my obligations as a shareholder of Daxin Wealth under the Controlling Documents (as amended from time to time); and, for such purpose, I shall, upon DDD’s request, execute a series of written documents in substantially the same form and substance as that of the Controlling Documents (as amended from time to time); and

(12)	further acknowledge, undertake and warrant that my spouse shall, in any circumstances, (including but not limited to a divorce between me and my spouse), have the right to dispose of the equity interests which he owns in Daxin Wealth and the assets corresponding thereto at her sole discretion, and that I will not take any action that may affect or interfere with my spouse’s performance of her obligations under the Controlling Documents (including a claim for any equities of Daxin Wealth or any rights which are obtained through controlling contractual arrangement).

In the event of any dispute arising from the implementation hereof or in connection with this Consent Letter, either I or any party having interest herein may submit the dispute to Shanghai International Economic and Trade Arbitration Commission for arbitration in Shanghai in accordance with its arbitration procedures and rules then in effect. The arbitration tribunal shall consist of three arbitrators who shall be appointed in accordance with the arbitration rules. The claimant and the respondent shall respectively appoint one arbitrator, and the third arbitrator shall be appointed by the first two arbitrators through negotiations. The arbitration proceedings shall be conducted in Chinese in a confidential manner. The arbitration award shall be final and binding upon the parties thereto. In appropriate circumstances, the arbitration tribunal or arbitrators may award remedial measures in respect of the equities of Daxin Wealth in accordance with applicable PRC laws, including restriction on conduct of business, restriction or prohibition of transfer or sale of equities or assets, or a proposal on the liquidation of relevant party. In addition, in the course of forming the tribunal, this Consent Letter shall continue to be valid except for the part which is disputed by either the interested party or me and subject to arbitration.

(THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK)

Daxin Wealth Investment Management (Shanghai) Co., Ltd.	Consent Letter

(Signature Page of the Consent Letter)

Signature: GUO Yiheng

Signed on this 9th day of March, 2020

Daxin Wealth Investment Management (Shanghai) Co., Ltd.	Consent Letter

(Signature Page of the Consent Letter)

Signature: LU Qiaoling

Signed on this 9th day of March, 2020

Daxin Wealth Investment Management (Shanghai) Co., Ltd.	Consent Letter

(Signature Page of the Consent Letter)

Daxin Wealth Investment Management (Shanghai) Co., Ltd. (official seal)

Signature:	LU Yongxiang
Its Legal or Authorized Representative

Signed on this 9th day of March, 2020

Daxin Wealth Investment Management (Shanghai) Co., Ltd.	Consent Letter

To:

Board of Directors of Sentage Holdings Inc. and Sentage Hongkong Limited

Shanghai Santeng Technology Co., Ltd. (the “WFOE”)

Daxin Wealth Investment Management (Shanghai) Co., Ltd. (“Daxin Wealth”)

CONSENT LETTER

I, LU Qiaoling, a citizen of the People’s Republic of China (the “PRC”) (PRC Identification No.: 370206198001304022), am the lawful spouse of GUO Yiheng (a PRC citizen with PRC Identification No.: 320502198307020534, and hereinafter referred to as “my spouse”). I hereby acknowledge that I am aware of, and unconditionally and irrevocably consent to, the execution of the following documents by Daxin Wealth in which my spouse directly owns equity interest, and agree that Daxin Wealth may dispose of the equities owned by my spouse and any interests attached thereto in accordance with the provisions of the Controlling Agreements (as defined below):

(13)	the Exclusive Business Cooperation Agreement to be executed by and between the WFOE and Daxin Wealth on March 9, 2020;

(14)	the Exclusive Purchase Option Agreement to be executed by and among my spouse, the WFOE and Daxin Wealth on March 9, 2020;

(15)	the Equity Pledge Agreement to be executed by and among my spouse, the WFOE and Daxin Wealth on March 9, 2020;

(16)	the Loan Contract to be executed by and between my spouse and the WFOE on March 9, 2020;

(17)	the Power of Attorney to be issued by my spouse to the WFOE on March 9, 2020; and

(18)	any modification, amendment and/or supplementary agreement to be subsequently executed by the relevant parties from time to time in connection with the documents set forth in above sections (1) to (5) (the documents described in above sections (1) to (6) are collectively referred to as the “Controlling Documents”).

I hereby:

(13)	acknowledge and confirm that the equity interests held by my spouse in Daxin Wealth now and in the future and any interests attached thereto are my spouse’s personal property and do not constitute our communal property, that I do not own and is unable to control such property or interest, and that my spouse has the right to dispose of such equities and any interests attached thereto at his sole discretion. Such relevant equities and any interests attached thereto will be disposed in accordance with the Controlling Documents to be signed by my spouse. I confirm that I will, at all times, offer full cooperation for the performance of the Controlling Documents;

Daxin Wealth Investment Management (Shanghai) Co., Ltd.	Consent Letter

(14)	unconditionally and irrevocably waive any rights or interests to/in such equities and corresponding assets thereof which may be granted to me under any applicable laws, undertake that I will not make any claim in respect of such equities and their corresponding assets (including a claim that such equities and assets corresponding thereto constitute the communal property jointly owned by me and my spouse, and a claim, on basis of the foresaid claim, for the direct or indirect participation in the daily operation, management and voting affairs of Daxin Wealth, or other form of influence on my spouse’s decisions in relation to such equities and attached interests). I have never actually participated in the operation, management or other voting matters of Daxin Wealth and have no intention to do so in the future;

(15)	acknowledge that my spouse is entitled to own and perform his rights and obligations under the Controlling Documents through Daxin Wealth at his sole discretion, and that neither my spouse’s performance, further amendment or termination of the Controlling Documents through Daxin Wealth nor his execution of any other documents in substitution for any of the Controlling Documents shall require my further authorization or consent;

(16)	undertake that I will execute all necessary documents and take all necessary actions to ensure the due performance of the Controlling Documents (as amended from time to time);

(17)	agree and undertake that I will not conduct any act that conflicts with this Consent Letter or the arrangements under the Controlling Documents at any time. In the event that I obtain any equities of Daxin Wealth and any interests attached thereto for any reason, then: I shall be bound by the Controlling Documents (as amended from time to time) and comply with my obligations as a shareholder of Daxin Wealth under the Controlling Documents (as amended from time to time); and, for such purpose, I shall, upon DDD’s request, execute a series of written documents in substantially the same form and substance as that of the Controlling Documents (as amended from time to time); and

(18)	further acknowledge, undertake and warrant that my spouse shall, in any circumstances, (including but not limited to a divorce between me and my spouse), have the right to dispose of the equity interests which he owns in Daxin Wealth and the assets corresponding thereto at his sole discretion, and that I will not take any action that may affect or interfere with my spouse’s performance of his obligations under the Controlling Documents (including a claim for any equities of Daxin Wealth or any rights which are obtained through controlling contractual arrangement).

In the event of any dispute arising from the implementation hereof or in connection with this Consent Letter, either I or any party having interest herein may submit the dispute to Shanghai International Economic and Trade Arbitration Commission for arbitration in Shanghai in accordance with its arbitration procedures and rules then in effect. The arbitration tribunal shall consist of three arbitrators who shall be appointed in accordance with the arbitration rules. The claimant and the respondent shall respectively appoint one arbitrator, and the third arbitrator shall be appointed by the first two arbitrators through negotiations. The arbitration proceedings shall be conducted in Chinese in a confidential manner. The arbitration award shall be final and binding upon the parties thereto. In appropriate circumstances, the arbitration tribunal or arbitrators may award remedial measures in respect of the equities of Daxin Wealth in accordance with applicable PRC laws, including restriction on conduct of business, restriction or prohibition of transfer or sale of equities or assets, or a proposal on the liquidation of relevant party. In addition, in the course of forming the tribunal, this Consent Letter shall continue to be valid except for the part which is disputed by either the interested party or me and subject to arbitration.

(THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK)

Daxin Wealth Investment Management (Shanghai) Co., Ltd.	Consent Letter

(Signature Page of the Consent Letter)

Signature: LU Qiaoling

Signed on this 9th day of March, 2020

Daxin Wealth Investment Management (Shanghai) Co., Ltd.	Consent Letter

(Signature Page of the Consent Letter)

Signature: GUO Yiheng

Signed on this 9th day of March, 2020

Daxin Wealth Investment Management (Shanghai) Co., Ltd.	Consent Letter

(Signature Page of the Consent Letter)

Daxin Wealth Investment Management (Shanghai) Co., Ltd. (official seal)

Signature:	LU Yongxiang
Its Legal or Authorized Representative

Signed on this 9th day of March, 2020